UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

General Enterprise Ventures, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	000-56567	87-2765150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1740H Del Range Blvd, Suite 166

Cheyenne, WY 82009

(Address of principal executive offices) (zip code)

800-401-4535

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2025, General Enterprise Ventures, Inc. (the “Company”) entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with certain investors (the “Investors”) for the issuance and sale (the “PIPE Offering”) of (i) 420,937 shares of its Series C Convertible Preferred Stock par value $0.0001 per share for an aggregate purchase price of $6,314,062 (the “Series C Preferred Stock”), each convertible into 3.3333 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) warrants (the “PIPE Warrants”) to purchase up to 701,563 shares of Common Stock at an offering price of $15.00 per share of Series C Preferred Stock and accompanying PIPE Warrant. The PIPE Warrants are exercisable immediately upon issuance at an exercise price of $6.00 per share, subject to customary adjustments for stock splits, reorganizations and such similar events, and will expire five years from the date of issuance. The 420,937 shares of Series C Preferred Stock are referred to herein as the “Preferred Stock Shares”. The Securities Purchase Agreement includes representations, warranties, and covenants customary for a transaction of this type. There is no trading market available for the Preferred Stock Shares or the PIPE Warrants on any securities exchange or nationally recognized trading system. The Company does not intend to list the Preferred Stock Shares or PIPE Warrants on any securities exchange or nationally recognized trading system.

Univest Securities, LLC acted as placement agent (the “Placement Agent”) in connection with the PIPE Offering, pursuant to that certain Placement Agency Agreement, dated as of September 30, 2025, between the Company and the Placement Agent (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Company (i) paid the Placement Agent a cash fee equal to 8% of the gross proceeds from the PIPE Offering, (ii) reimbursed the Placement Agent an amount equal to 1% of the gross proceeds from the PIPE Offering for certain out-of-pocket expenses, (iii) reimbursed the Placement Agent for legal fees in an amount equal to $350,000, and (iv) issued the Placement Agent, or its designees, warrants to purchase up to a number of shares of Common Stock (the “Placement Agent Warrants”) equal to 5% of the total number of Common Stock issuable upon conversion of the Preferred Stock Shares and exercise of the PIPE Warrants sold in the PIPE Offering. The Placement Agent Warrants have substantially the same terms as the PIPE Warrants except that the exercise price per share of Common Stock is equal to 120% of the exercise price of the Common Warrants, or $7.20 per share.

The securities being offered and sold by the Company in the PIPE Offering and the Placement Agent Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from such registration requirements. The securities were offered only to accredited investors.

The foregoing descriptions of the Securities Purchase Agreements, PIPE Warrants, Placement Agent Agreement and the Placement Agent Warrant do not purport to be a complete description of such documents and are qualified in their entirety by reference to the full text of each document, copies of which are filed herewith as Exhibits 4.1, 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

Following the PIPE Offering, the Company will have the following financial attributes as of September 30, 2025:

Attribute	Amount
Common Shares Outstanding	17,552,912
Common Shares in Free Float	9,659,926
Shareholder Equity(1)	$11,600,000
Shares of Series C Preferred Issued and Outstanding	589,271

(1)              The shareholder equity information above is a pro forma amount, based on the balance as of June 30, 2025, adjusted for debt and equity transactions through and including the PIPE Offering.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the offer and sale of the Preferred Stock Shares and the PIPE Warrants to the Investors and the issuance of the Placement Agent Warrants is incorporated herein by reference. The Preferred Stock Shares, the PIPE Warrants, and the Placement Agent Warrants were issued and sold by the Company and the future issuance of Common Stock pursuant to conversions of the Preferred Stock Shares and the exercise of the PIPE Warrants and the Placement Agent Warrants in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Director and Officer Resignations

Effective September 15, 2025, John Costa resigned as a member of the Board of Directors of the Company. This resignation was not a result of any disagreements with the Company, its Board of Directors or its management regarding any matter relating to the Company’s operations, policies, or practices.

Effective as of October 1, 2025, Thedore Ralston resigned as Chief Executive Officer and President of the Company. This resignation was not a result of any disagreements with the Company, its Board of Directors or its management regarding any matter relating to the Company’s operations, policies, or practices.

2

Director and Officer Appointments

Effective as of September 15, 2025, Wesley J. Bolsen was appointed as a member of the Board of Directors of the Company to fill the vacancy created by Mr. Costa’s resignation, Effective October 1, 2025, Mr. Bolsen was appointed as the Chief Executive Officer of the Company.

Mr. Bolsen obtained a degree in electrical engineering with a minor in economics from the Rose-Hulman Institute of Technology, and thereafter obtained a masters’ degree in business administration from Stanford’s Graduate School of Business. In 2018, Mr. Bolsen was the founding executive and chief executive officer of LaderaTech Inc., which was sold to Perimeter Solutions, Inc. in 2020 at a time when LaderaTech Inc. distributed the world’s leading wildfire prevention and protection product. Following the transaction with Perimeter Solutions, Inc., Mr. Bolsen was employed by Perimeter Solutions, Inc. to lead global wildfire prevention and protection until September 2022. He became an advisor to startup executives until April of 2024, when Mr. Bolsen was named chief executive officer of Imidex Inc., an FDA cleared AI solution for the early detection of lung cancer, which sold in April of 2025 to a public healthcare company.

There are no arrangements between Mr. Bolsen and any other person pursuant to which he was selected to become the Chief Executive Officer and director of the Company. Mr. Bolsen does not have any family relationship with any executive officer or director of the Company, or with any person selected to become an officer or director of the Company. Neither Mr. Bolsen nor any member of his immediate family has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Employment Agreements with Officers

Effective October 1, 2025, the Company entered into an employment agreement with Wesley J. Bolsen (the Company’s Chief Executive Officer) (the “Employment Agreement”).

Pursuant to the Employment Agreement, Mr. Bolsen will receive an annual base salary in the amount of Three Hundred Thousand and No/100 Dollars ($300,000.00) per year, a signing bonus of 6,250 shares of the Series C Preferred Stock, and ability to receive additional Series C Preferred Stock in connection with the Company achieving certain market capitalization milestones. The foregoing description of the Employment Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Employment Agreement, which is filed herewith as Exhibit 10.4, and incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of PIPE Warrant
10.1	Form of Securities Purchase Agreement
10.2	Placement Agent Agreement
10.3	Form of Placement Agent Warrant
10.4	Employment Agreement dated effective October 1, 2025, by and between General Enterprise Ventures, Inc. and Wesley J. Bolsen
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding, the formation of the Corporation, the expected benefits from the Corporation, and the investments related to the Corporation. You can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Enterprise Ventures, Inc.

Date: October 6, 2025	By:	/s/ Wesley J. Bolsen
Chief Executive Officer

4